UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2010

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CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)
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PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 STATE ROAD, BENSALEM, PA (Address of principal executive offices)		19020 (Zip Code)

Registrant’s telephone number, including area code: (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2010, John J. Sullivan, the chief accounting officer of Charming Shoppes, Inc. (the “Company’) announced his retirement, which is expected to be effective June 25, 2010.

On May 10, 2010 the Company’s Board of Directors appointed John Lee, Vice President – Corporate Accounting, as the chief accounting officer of the Company, to be effective as of June 25, 2010.

Mr. Lee has served as Vice President – Corporate Accounting since joining the Company in October 2001.  Prior to that, Mr. Lee served in the audit practice of Ernst & Young LLP from October 1991 to October 2001.  Mr. Lee will also assume the responsibilities of Corporate Risk Management.  Mr. Lee received a B.S. in Commerce and Engineering, majoring in accounting and finance, from Drexel University in 1991.  He is a Certified Public Accountant (“CPA”) and a member of the Pennsylvania Institute of Certified Public Accountants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: May 11, 2010

/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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